STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Operating expenses:
Distribution to members
Iqi Media Inc [Member]
Revenue	$ 11,363	6,659
Production cost	309	315
Gross profit	11,054	6,344
Operating expenses:
Administrative expenses	31,852	34,723
Total operating expenses	31,852	34,723
Net loss	(20,798)	(28,380)
Members equity -beginning of year	(34,028)	(1,269)
Distribution to members	(4,316)	(4,380)
Members deficit -end of year	$ (59,142)	$ (34,028)